Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (the "Agreement") is made and entered into as of April 10, 1998 between CTC COMMUNICATIONS CORP., a Massachusetts corporation (the "Company"), and those entities whose names appear on the signature pages hereof (the "Holders").
This Agreement is made in connection with the Securities Purchase Agreement, dated the date hereof (the "Purchase Agreement") between the Company and the Holders, pursuant to which the Holders are acquiring Series A Convertible Preferred Stock of the Company and Warrants to acquire Common Stock in the Company. The execution of and delivery of this Agreement is a condition precedent to the obligations of the Holders under the Purchase Agreement.
Unless otherwise defined herein, capitalized terms so used herein and not defined shall have the same meaning as provided in the Purchase Agreement. The parties hereby agree as follows:
1.	Certain Definitions.
As used in this Agreement, the following terms shall have the following respective meanings:
(a)	"Business Day" means any day, other than a Saturday, Sunday or legal holiday, on which banks in the State of New York are open for business.
(b)	"Commission" means the Securities and Exchange Commission.
(c)	"Common Stock" means the Common Stock, par value $.01 per
share, of the Company, as constituted on the date hereof, any shares into which such Common Stock shall have been changed, or any shares resulting from any reclassification of such Common Stock.
(d)	"Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
(e)	"Holders" means the Holders referred to in the Preamble and
any other person holding Registrable Securities to whom these registration rights have been assigned pursuant to Section 9(f) of this Agreement.
(f)	"Other Securities" shall mean Common Stock or other equity
securities (excluding Registrable Securities) issued by the Company following the date of this Agreement.
(g)	"Preferred Stock Derivatives" shall have the meaning set forth in the Certificate of Designation designating the Series A Preferred
Stock.
(h)	"Person" shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.
(i)	"Registrable Securities" means (i) the Common Stock held by
any Holder issued or issuable pursuant to the conversion of the Series A Preferred Stock or the exercise of the Warrants; (ii) any Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, the Series A Preferred Stock or Warrants held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.
(j)	"Registration Expenses" means all expenses incident to the
Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, fees and disbursements of one counsel for all of the Holders, and any fees and disbursements of underwriters customarily paid by insurers or sellers of securities; provided, however, that Registration Expenses shall not include underwriting discounts and commissions.
(k)	"Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.
(l)	"Series A Preferred Stock" means the Series A Convertible
Preferred Stock, $1.00 par value per share, of the Company, as constituted on the date hereof, any shares into which such Series A Preferred Stock shall have been changed or any shares resulting from any reclassification of such Series A Preferred Stock.
(m)	"Warrants" means the Warrants issued pursuant to the Purchase
Agreement, entitling the holders thereof to purchase 133,333 shares of Common Stock, together with any replacement warrants issued with respect thereto or any securities issued pursuant thereto.
2.	Registration.
(a)	Requested Registration and Shelf Registration.  (i) At any
time after October 9, 1998, upon written request by those Persons holding Series A Preferred Stock, Warrants and/or Registrable Securities representing, at the time, a majority of all Registrable Securities on a fully diluted basis after giving effect to the conversion of all Series A Preferred Stock and the exercise of all Warrants (the "Requisite Holders") that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "Requested Registration"), the Company will use its best efforts to effect and maintain the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Holders within ninety (90) days after receipt of such request or within sixty (60) days after receipt of such request if the Company is qualified to file a registration statement on Commission Form S-3, S-2 or any successor or similar short-form registration statement (collectively, "Commission Form S-3"); provided, however, that the Company shall not be obligated to effect a Requested Registration pursuant to this subdivision during the 180 day period immediately following the commencement of the Company's public offering of equity securities nor shall the Company be obligated to effect more than three (3) Requested Registrations under this Section 2(a)(i). Subject to subdivision (f), the Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, if and to the extent that the managing underwriter determines that the inclusion of such additional shares will not interfere with the orderly sale of the underwritten securities at a price range acceptable to the requesting Holders. Upon receipt of a written request pursuant to this subdivision (a) the Company shall promptly give written notice of such request to all Holders, and all Holders shall be afforded the opportunity to participate in such request as follows: The Company will be obligated to include in the Requested Registration such number of Registrable Securities of any Holder joining in such request as are specified in a written request by the Holder received by the Company within 20 days after receipt of such written notice from the Company.
(ii)	In addition to the rights of the Holders under Section 2(a)(i)
above, as a condition to the mandatory conversion of the Series A Preferred Stock pursuant to the Certificate of Designation designating the Series A Preferred Stock, the Company shall file and cause to become effective at the time set forth in the Certificate of Designation a shelf registration statement on Commission Form S-3 or another appropriate form pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission, with respect to all the Registrable Securities requested by such Holders to be included in such shelf registration statement (each, a "Shelf Registration"). The Company will use its best efforts to amend such Shelf Registration from time to time at the request of any Holders to cover additional Registrable Securities held by such Holders, to keep such Shelf Registration continuously effective for a period of one year following the mandatory conversion of the Series A Preferred Stock or, if earlier, until all Registrable Securities covered thereby have been sold and to take all actions required to permit the sale of Registrable Securities thereunder. All other provisions of this Agreement regarding registration procedures shall apply to a Shelf Registration.
(iii)	In the event the Requisite Holders request the assistance of the Company in order to effect a sale of Registrable Securities under such Shelf Registration pursuant to an underwritten offering, then (aa) the Company will use its best efforts to assist in the sale of Registrable Securities in such underwritten offering under such Shelf Registration as if such offering were a Requested Registration under this Agreement, (bb) all Holders shall have a right to participate in such underwritten offering on the same basis as if such underwritten offering were a Requested Registration under Section 2(a)(i), with the cutback provisions of Section 2(f) being applied with respect to such offering and (cc) the other provisions of this Agreement relating to Requested Registrations shall apply, insofar as reasonably possible, to such underwritten offering mutatis mutandis.

(b)	Incidental Registration.  If the Company for itself or any of its security holders (unless pursuant to demand registration rights granted with respect to Other Securities in compliance with this Agreement if and to the extent that the managing underwriter determines that the inclusion of Registrable Securities will interfere with the orderly sale of the underwritten securities at a price range acceptable to the holders of such Other Securities) shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms, including resales of such securities), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within twenty (20) days after the receipt of such notice, the Company will use its best efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration").

(c)	Registration Statement Form.  The Company shall, if permitted by law, effect any registration requested under Section 2 by the filing of a registration statement on Commission Form S-3 and shall use its best efforts to take any action necessary to maintain its eligibility to utilize Commission Form S-3 to permit resales as requested by the Holders with respect to Transactions Involving Secondary Offerings as described in General Instruction I.B.3 of Commission Form S-3.

(d)	Expenses.  The Company shall pay all Registration Expenses
incurred in connection with any Incidental Registration and any Requested Registrations, and those holders of Registrable Securities participating in such registrations shall bear a pro rata share of any applicable underwriting discounts and commissions.

(e)	Effective Registration Statement.  A Requested Registration or
an Incidental Registration requested pursuant to Section 2(a) or Section 2(b), respectively, shall not be deemed to have been effected unless it has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if: (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder; or (ii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by any Holder.

(f)	Priority in Incidental Registration.  If an Incidental
Registration is an underwritten registration initiated by the Company, and the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such Incidental Registration, then: (i) first, the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; and (ii) second, the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by the Holders thereof having registration rights hereunder and shares held by other holders of securities of the Company entitled to participate in such Incidental Registration. If less than all of the Registrable Securities or shares held by other holders entitled to participate in such registration requested to be included in any such registration by the holders of such securities can be so included due to these priority requirements, then each requesting holder's request shall be granted on an pro rata basis with the other requesting Holders and holders of securities of the Company having rights to participate in such Incidental Registration on a pro rata basis.

(g)	Notwithstanding anything in paragraphs (a) and (b) of this
Section 2, the Company shall have the right to (i) delay any registration of Registrable Securities requested pursuant to paragraph (a) or (b) of this Section 2 or (ii) upon written notice to the Holders, prohibit the Holders from selling Registrable Securities under the Shelf Registration, in either case for up to sixty (60) days if such registration or sale, as applicable, would, in the judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request from the Holders or at the time of the sale prohibition notice, as applicable; provided however, that the provisions of this paragraph (g) shall not be invoked by the Company on more than two occasions during any period of 365 days and shall not be invoked so as to delay any registration or sale of Registrable Securities for more than sixty (60) days; and provided further, that the Holders shall not unreasonably withhold their consent to a delay beyond sixty (60) days if requested by the Company. The time period during which any sale prohibition is in effect under this Section 2(g) shall be added to the time period for which a registration statement is otherwise required to remain effective under Section 2(a) of this Agreement.
3.	Registration Procedures.
(a)	If and whenever the Company is required to use its best
efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

	(i)prepare and file with the Commission the requisite registration statement to effect such registration and use its best efforts to cause such registration to become and remain effective;

	(ii)permit any Holder which, in the reasonable judgment of the Holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included and which is not reasonably objected to by the Company and its Counsel;

	(iii)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective;

	(iv)furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request in order to facilitate the distribution of such Registrable Securities;

	(v)use its best efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be customary in similar offerings to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (v) be obligated to be so qualified, or
(b) subject itself to taxation in any such jurisdiction.

	(vi)use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the intended disposition of such Registrable Securities;

	(vii)in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

	(viii)use it best efforts to furnish to the Holders of Registrable Securities to be sold under such registration statement (1) an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, stating that such registration statement has become effective under the Securities Act and that (i) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (ii) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (iii) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (iv) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal and governmental matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown; and (v) such counsel does not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto or to be filed as exhibits to the registration statement which are not described and filed as required; and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

	Such opinion of counsel shall additionally cover such legal matters with respect to the registration in respect of which such opinion is being given as the Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Holders may reasonably request.

	(ix)immediately notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

	(x)otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least two business days prior to the filing thereof to the extent reasonably possible;

	(xi)provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

	(xii)use its best efforts to cause to be quoted or listed all Registrable Securities covered by such registration statement on NASDAQ and any securities exchange on which any of the Registrable Securities are then quoted or listed; and

	(xiii)otherwise use its best efforts to achieve the objectives of the Holders including, without limitation, participation by senior management in presentations to prospective purchasers and other marketing activities consistent with those customarily conducted by issuers in connection with primary offerings of securities.

(b)	As a condition to the Company's obligation under this Section with respect to any Holder, the Company may require such Holder of Registrable Securities to be sold under such registration statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

(c)	Each Holder, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in subdivision (a)(ix) of this Section 3, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3 and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Section 3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3.
4.	Underwritten Offerings.
(a)	Underwritten Offering.  In connection with any underwritten
offering pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to all Holders requesting such registration and such Holders' underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in
Section 6. Each such Holder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of each such Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each such Holder. No Holder requesting such registration shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder and its intended method of distribution and any other representation required by law.

(b)	Selection of Underwriters.  If a Requested Registration
pursuant to Section 2(a) involves an underwritten offering, then the Company shall select the underwriter from underwriting firms of national reputation, with expertise in comparable offerings by companies engaged in businesses similar to that of the Company, subject to the approval of the Holders of a majority of the Registrable Securities to be included in such registration, which approval shall not be unreasonably withheld.

(c)	Holdback Agreements.  Each Holder agrees, if so reasonably
required by the managing underwriter in a registration pursuant to Section 2, not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7) days prior to and the 180 days after any firm commitment underwritten registration pursuant to
Section 2 has become effective (except as part of such underwritten registration) or, if the managing underwriter advises the Company that, in its opinion, no such public sale or distribution should be effected for a period of not more than 180 days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such effect to such Holders of such advice, each Holder shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such period after such underwritten registration, except as part of such underwritten registration, whether or not such Holder participates in such registration.
5.	Preparation, Reasonable Investigation.
In connection with the preparation and filing of each registration statement under the Securities Act other than pursuant to an underwritten offering, the Company will give the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least 5 business days prior to the filing thereof with the Commission, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.
6.	Indemnification and Contribution.
(a)	Indemnification by the Company.  In the event of any
registration under the Securities Act pursuant to Section 2 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Indemnified Party.

(b)	Indemnification by the Holders.  The Company may require, as a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking reasonably satisfactory to it from such person or entity to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

(c)	Notices of Claims, etc.  Promptly after receipt by an
Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and indemnifying parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)	Other Indemnification.  Indemnification similar to that
specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

(e)	Indemnification Payment.  The indemnification required by this
Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f)	Survival of Obligations.  The obligations of the Company and of the Holders under this Section 6 shall survive the completion of any offering of Registrable Securities under this Agreement.

(g)	Contribution.  If the indemnification provided for in this
Section 6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative, intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 6. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
7.	Covenants Relating to Rule 144.
With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:
(a)	to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;
(b)	to use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and
(c)	so long as a Holder owns any Registrable Securities, to
furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said
Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the
Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.
8.	Other Registration Rights.
The Company represents and warrants that it has not granted any registration rights to any Person other than as described in the Purchase Agreement. The Company shall not grant to any Person any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.
9.	Miscellaneous.
(a)	Specific Performance.  The parties hereto acknowledge that
there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

(b)	Notices.  All demands, requests, notices and other
communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States first class mail, postage prepaid, and to the parties hereto at the following address or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:
(i)	if to the Company, addressed to:
			CTC Communications Corp.
			360 Second Avenue
			Waltham, MA 02154
			Attention:  Steven Jones and John Pittenger
			Facsimile No.:  617-890-1613

	with a copy to:
			Ropes & Gray
			One International Place
			Boston, MA 02110-2624
			Attention:  Mary Weber, Esq.
			Facsimile No.:  617-951-7050

			Leonard R. Glass, Esq.
			Law Offices of Leonard R. Glass, P.A.
			45 Central Avenue
			P.O. Box 579
			Tenafly, NJ 07602
			Facsimile No.:  201-894-1718

(ii)	if to the Holders, addressed to them at:
			Spectrum Equity Investors
			One International Place
			29th Floor
			Boston, MA 02110
			Attention:  Kevin J. Maroni
			Facsimile No.:  617-464-4601

	with a copy to:
			Edwards & Angell
			101 Federal Street
			Boston, MA 02110
			Attention:  Stephen O. Meredith, Esq.
			Facsimile No.:  617-439-4170

Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third business day after the mailing thereof.

(c)	Governing Law.  This Agreement shall be governed by and
construed in accordance with the internal laws of Massachusetts, without regard to conflicts of law principles thereof.

(d)	Headings.  The descriptive headings of the several sections
and paragraphs of this Agreement are inserted for convenience only, and do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(e)	Entire Agreement; Amendments.  This Agreement and the other
writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Requisite Holders. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by an amendment or waiver authorized by this Section 9(e), whether or not any such Registrable Securities shall have been marked to indicate such consent.

(f)	Assignability.  This Agreement and all of the provisions
hereof will be assigned, without the consent of the Company, by any Holder to, and shall inure to the benefit of, any purchaser, transferee or assignee of any Series A Preferred Stock, Warrants, or Registrable Security to the extent of the securities so transferred or assigned, provided that (i) such purchaser, transferee or assignee is an Affiliate or beneficial owner of the seller, transferor or assignor, (ii) after giving effect to such sale, transfer or assignment, the purchaser, transferee or assignee holds Series A Preferred Stock, Warrants or Registrable Securities representing, upon conversion and exercise thereof, at least 50,000 shares of Common Stock (as adjusted to give effect to any stock dividends or stock splits), or (iii) the seller, transferor or assignor does not affirmatively restrict in writing the transfer or assignment of rights hereunder with respect to such securities. However, the Company shall not be required to recognize any such purchaser, transferee or assignee as a Holder under this Agreement unless and until either (i) such person becomes the holder of record of Series A Preferred Stock, Warrants, or Registrable Securities or (ii) the Company receives written notice of such purchase, transfer or assignment and a written agreement by the purchaser, assignee or transferee to be bound by the provisions of this Agreement.

(g)	Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)	Stock Splits, Etc. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares or if the outstanding shares of Common Stock shall be combined (by reverse stock split or otherwise) into a smaller number of shares, all numbers, percentages, computations and the like in this Agreement shall be deemed modified as necessary to give appropriate effect to such subdivision or combination.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
CTC COMMUNICATIONS CORP.
By:

	Name:
	Title:

SPECTRUM EQUITY INVESTORS II, L.P.

By Spectrum Equity Associates II,
L.P., its general partner
By _________________________________
						 Kevin J. Maroni, a General Partner

DOEG HILL I, LLC
By: _________________________________
       Dennis Patrick, Member
______________________________________
Matthew N. Mochary
______________________________________
Robert A. Nicholson
______________________________________
Benjamin Coughlin
______________________________________
Fred Wang
______________________________________
Michael J. Kennealy
______________________________________
Shawn Colo
______________________________________
Kristin Cashin